UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2026

T. Rowe Price OHA Select Private Credit Fund
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01561	88-6521578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue, 16th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 326-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

2025 Year in Review	11.9% Inception-to-date net total return[1,2]	10.3% Annualized distribution rate[3]

During the 2025 calendar year, private credit, particularly direct lending, delivered solid, largely defensive performance while continuing to grow as a core component of global capital markets. Private credit assets under management (AUM) expanded meaningfully as institutional investors leaned into the asset class for its floating rate income, risk management and insulation from public market volatility, with direct lending remaining the dominant strategy by volume4. Issuance activity accelerated through the second half of the year alongside a pickup in sponsor driven mergers & acquisitions (M&A) and refinancings, though competition among lenders drove continued spread compression for high-quality borrowers, modestly pressuring forward return expectations. Headwinds included elevated base rates for much of the year, which stressed weaker capital structures, as well as geopolitical shocks and trade policy uncertainty that briefly widened credit spreads and slowed deal activity in the Spring before stabilizing. In contrast to public markets – where equities experienced sharp drawdowns around macro shocks before rebounding and liquid credit spreads swung more visibly – private direct lending benefited from contractual cash flows, lower mark-to-market volatility and stable underwriting fundamentals, reinforcing its growing role as a complement to public credit in diversified portfolios.

OCREDIT celebrated its 3-year performance anniversary posting annualized net total returns of 12.08% on its Class I Shares through December 31, 2025[2]. After a volatile first half of the year, OCREDIT’s investment discipline shone with an exceptional second half of the year to close out 2025 with Class I Share net total returns of 8.22%, amongst the top of its peer group[2,5]. The Fund’s 0.0% in non-accruals highlight the Fund’s disciplined investment approach, underscoring our strong underwriting standards[6]. Additionally, OCREDIT’s quality bias has boded well for performance with 98% of the portfolio invested in senior secured debt[7].
0.0% Non-accrual[6]

Throughout the year, OCREDIT was able to take advantage of market dislocations through liquid credit expressions, particularly in names OHA has been a lender on both the private and liquid side for several years. While the portfolio capitalized on these trades in a fairly short time frame, it highlights the Fund’s ability to be nimble and leverage OHA’s investment platform spanning both sides of the credit market. Even with the opportunistic trades in liquid credit markets, OCREDIT maintained the vast majority of its portfolio in private credit investments, as evidenced by the 91% in level three investments[8].
98% Senior secured debt[7]

OCREDIT’s conservative leverage profile of 0.90x allows the portfolio to maintain greater balance sheet flexibility and provides capital deployment opportunities into our investment platform[9]. As the Fund grows, OHA continues to explore ways to diversify its debt while maintaining lower cost of capital, ultimately to seek to benefit from stronger earnings potential and greater fund returns.

0.90x
Looking ahead to 2026, OHA believes private credit markets are poised for continued growth, supported by strong demand from companies seeking flexible financing solutions. Additionally, we believe deal activity will continue to strengthen alongside improving M&A conditions. While the environment remains healthy overall, recent periods of volatility underscore the importance of investment selectivity and manager quality to preserve capital and mitigate downside risk.	Debt-to-equity[9]

1

T. Rowe Price OHA Select Private Credit Fund
2025 Year in Review

All data as of December 31, 2025

OCREDIT Portfolio by the Numbers
Inception-to-date net total returns (Class I)[1,2]	11.9%

Annualized distribution rate (Class I)[3]	10.3%
Assets

Senior secured debt[7]	98%

Floating rate investments[10]	95%

Private investments (Level 3)[8]	91%

Non-accruals (at cost)[6]	0.0%

Average Price[11]	$98.46
Liabilities

Debt-to-equity ratio[9]	0.90	x

Floating rate liabilities[12]	79%
Liquidity

Cash + amount available to borrow[13]	$738	M
OCREDIT Portfolio Company Statistics
Average issuer LTM EBITDA[14]	$312	M

Implied average enterprise value[15]	$4,180	M

Average loan-to-value[16]	44.9%

Average interest coverage ratio[17]	1.87	x

Total Net Returns2
As of 12/31/2025

	1-Month	3- Month	YTD	1-YR	3-YR	ITD
Class I	0.93%	2.40%	8.22%	8.22%	12.08%	11.87%

Class S (No upfront placement fee)	0.86%	2.18%	7.31%	7.31%	-	7.83%

Class S (With upfront placement fee)[18]	-2.55%	-1.27%	3.68%	3.68%	-	5.62%

Class D (No upfront placement fee)	0.91%	2.33%	7.07%	-	-	7.07%

Class D (With upfront placement fee)[18]	-0.58%	0.82%	5.49%	-	-	5.49%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary and you may have a gain or loss when you sell your shares. There can be no assurance that any OHA fund or investment will achieve its objectives or avoid substantial losses. Actual results may vary. Total return based on net asset value is calculated as the change in net asset value per share during the period, assuming dividends and distributions, including those distributions that have been declared. Returns for periods greater than one year are annualized. All returns shown are derived from unaudited financial information and are net of all OCREDIT expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of share that have been outstanding for less than one year. Past performance is historical and not a guarantee of future results. Class I shares do not have upfront placement fees. The returns have been prepared using unaudited data and valuations of the underlying investments in OCREDIT’s portfolio, which are estimates of fair value and form the basis for OCREDIT’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated.

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ENDNOTES

1 As of December 31, 2025. Inception-to-date net total return provided for Class I Shares.
2 Past performance is no guarantee or a reliable indicator of future results. Actual results may vary. Total return based on net asset value is calculated as the change in net asset value per share during the period, assuming dividends and distributions, including those distributions that have been declared. Returns for periods greater than one year are annualized. All returns shown are derived from unaudited financial information and are net of all OCREDIT expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of share that have been outstanding for less than one year. Past performance is historical and not a guarantee of future results. Class I shares do not have upfront placement fees. The returns have been prepared using unaudited data and valuations of the underlying investments in OCREDIT’s portfolio, which are estimates of fair value and form the basis for OCREDIT’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. Class I inception date is November 14, 2022, Class S inception date is May 1, 2024, and Class D inception date is March 1, 2025.
3 As of December 31, 2025. Annualized distribution rate is calculated by multiplying the sum of the month’s stated distribution per share by twelve and dividing the result by the prior month’s NAV per share. The annualized distribution rate shown may be rounded and is net of applicable servicing fees (Class I: no servicing fee, Class D: 0.25%, Class S: 0.85%). Distribution payments are not guaranteed. OCREDIT may pay distributions from the sale of assets, offering proceeds, or borrowings. The payment of future distributions is subject to the discretion of OCREDIT’s Board of Directors and applicable legal restrictions, therefore there can be no assurance as to the amount or timing of any such future distributions. Up to 100% of distributions have been funded and may continue to be funded by the reimbursement of certain expenses that are subject to repayment to the Adviser of OCREDIT. Such waivers and reimbursements by the Adviser may not continue in the future. For further information, please see our SEC filings at: www.sec.gov.
4 Source: Preqin, Goldman Sachs Global Investment Research, and OHA analysis as of December 31, 2025.
5 Source: SEC filings and company websites as of December 31, 2025. The peer group is comprised of the ten largest non-traded business development companies (BDCs) as measured by their portfolio investments at fair value [T. Rowe Price OHA Select Private Credit Fund (“OCREDIT”), Blackstone Private Credit Fund (“BCRED”), Blue Owl Credit Income Corp. (“OCIC”), Apollo Debt Solutions BDC, HPS Corporate Lending Fund (“HLEND”), Oaktree Strategic Credit Fund, Ares Strategic Income Fund (“ASIF”), Nuveen Churchill Private Capital Income Fund, AG Twinbrook Capital Income Fund (“TCAP”), North Haven BDC].
6 Calculated as the amortized cost of loans on non-accrual divided by total amortized cost of OCREDIT’s portfolio excluding investments in joint ventures. Based on the fair market value of OCREDIT’s portfolio excluding investments in joint ventures, OCREDIT’s non-accrual rate is 0.0%. Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management’s judgment, principal and interest payments are likely to remain current. OCREDIT may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection.
7 Senior secured debt is represented by OCREDIT’s investments in first lien and second lien loans. Numbers are approximate and as of December 31, 2025.
8 Private investments represent Level 3 investments in the investment portfolio which may be quoted or non-quoted but for which inputs to the valuation methodology are unobservable and significant to overall fair value measurement, divided by total investments.
9 Leverage as measured by debt-to-equity ratio represents the ratio of principal debt outstanding to the Fund’s Net Asset Value (NAV).
10 Investments that bear a floating rate, at fair value. Numbers are approximate and as of December 31, 2025.
11 Weighted average price based on OCREDIT’s investments, excluding certain equity investments.
12 Calculated as a percentage of floating rate leverage to total drawn debt amounts.
13 Available liquidity is comprised of cash and cash equivalents plus the amount available to draw upon across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base.
14 Weighted average last-twelve-month (LTM) earnings before interest, tax, depreciation, and amortization (EBITDA) includes those private debt investments for which fair value is determined by OCREDIT’s Board of Trustees (“Board”) and excludes certain investments for which this metric is either not relevant or is not available. Amounts are weighted based on fair market value of each respective investment. Amounts were derived from the most recently available financial information provided by the portfolio company and may reflect a normalized or adjusted amount. Accordingly, we make no representation or warranty in respect of this information.
15 Based on the latest available net leverage, LTV, LTM EBITDA, and LTM revenue data for applicable OCREDIT investments and includes those private debt investments for which fair value is determined by OCREDIT’s Board and excludes certain investments for which this metric is either not relevant or is not available. Average implied enterprise value is weighted by fair value.
16 Weighted average loan-to-value (LTV) includes those private debt investments for which fair value is determined by OCREDIT’s Board and excludes certain investments for which this metric is either not relevant or is not available. Average LTV represents the net ratio of LTV for those portfolio companies for which this metric is relevant and available, weighted based on the fair value of total applicable private debt investments. LTV is calculated as the current total net debt of the specific investment divided by the estimated enterprise value of the portfolio company as of the most recent quarter end.
17 Weighted average interest coverage ratio is estimated as the ratio of average LTM EBITDA, to cash interest paid over the last 12 months for each respective portfolio company. Includes those private debt investments for which fair value is determined by the Board and excludes certain investments for which this metric is either not relevant or is not available. Amounts derived from the most recently available portfolio company financial statements, have not been independently verified by OCREDIT, may reflect a normalized or adjusted amount, and are generally in arrears. Accordingly, OCREDIT makes no representation or warranty in respect of this information.
18 Assumes the maximum amount of upfront placement fees that selling agents may charge (3.5% for Class S and 1.5% for Class D).

Key risks and important information

For a more detailed description of OCREDIT’s investment guidelines and risk factors, please refer to the prospectus. Consider the investment objectives, risks, and charges and expenses carefully before investing or sending money. For a free prospectus containing this and other information, call 1-800-541-5299 or visit www.ocreditfund.com. Read it carefully.

OCREDIT is a business development company (“BDC”), which offers individual investors access to private lending, historically only accessible to institutions and high-net worth investors. At least 70% of a BDC’s investments must be in U.S. private companies with less than $250M in market capitalization.

3

Key risks and important information (Continued)

OCREDIT is a non-exchange traded BDC that expects to invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (loans and other credit investments that are issued in private offerings or issued by private companies). This investment involves a high degree of risk. An investor should purchase these securities only if they can afford the complete loss of the investment.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or Regulation Best Interest standard to any or all purchasers.

As of December 31, 2025, OCREDIT is available in 54 states and territories.

As of December 31, 2025, OCREDIT is not registered for offer or sale outside of the United States.

BDCs may charge management fees, incentive fees, as well as other fees associated with servicing loans. These fees will detract from the total return.

OCREDIT may in certain circumstances invest in companies experiencing distress increasing the risk of default or failure. OCREDIT is not listed on an exchange which heightens the liquidity risk. There is no assurance that we will achieve our investment objectives. This is a “blind pool” offering and thus investors will not have the opportunity to evaluate our investments before we make them. Investors should not expect to be able to sell shares regardless of performance and should consider they may not have access to the money invested for an extended period of time and may be unable to reduce their exposure in a market downturn.

OCREDIT employs leverage, which increases the volatility of OCREDIT’s investments and will magnify the potential for loss. Fixed-income securities are subject to credit risk, call risk, and interest rate risk. As interest rates rise, bond prices fall. Investments in high-yield bonds involve greater risk than higher rated bonds. International investments can be riskier than U.S. investments and subject to foreign exchange risk.

OCREDIT is “non-diversified,” meaning it may invest a greater portion of its assets in a single company. OCREDIT’s share price can be expected to fluctuate more than that of a comparable diversified fund. OCREDIT may invest in derivatives, which may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions.

Account opening and closing fees may apply depending on the amount invested and the timing of the account closure. There may be costs associated with the investments in the account such as periodic management fees, incentive fees, loads, other expenses or brokerage commissions. Fees for optional services may also apply.

Opinions and estimates offered herein constitute the judgment of Oak Hill Advisors, L.P. as of the date this document is provided to an investor and are subject to change as are statements about market trends. All opinions and estimates are based on assumptions, all of which are difficult to predict and many of which are beyond the control of Oak Hill Advisors, L.P. In preparing this document, Oak Hill Advisors, L.P. has relied upon and assumed, without independent verification, the accuracy and completeness of all information. Oak Hill Advisors, L.P. believes that the information provided herein is reliable; however, it does not warrant its accuracy or completeness. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Diversification cannot assure a profit or protect against loss in a declining market.

Potential investors are urged to consult a tax professional regarding the possible economic, tax, legal, or other consequences of them investing in OCREDIT in light of their particular circumstances.

In the United States, securities are offered through T. Rowe Price Investment Services Inc., a broker dealer, registered with the U.S. Securities and Exchange Commission and a member of FINRA. Securities are offered through T. Rowe Price Investment Services, Inc., and advisory services are offered by Oak Hill Advisors, L.P. T. Rowe Price Investment Services, Inc. and Oak Hill Advisors, L.P. are affiliated.

© 2026 Oak Hill Advisors. All Rights Reserved. OHA is a trademark of Oak Hill Advisors, L.P. T. ROWE PRICE is a trademark of T. Rowe Price Group, Inc.” with “T. ROWE PRICE, INVEST WITH CONFIDENCE, the Bighorn Sheep design and related indicators (see troweprice.com/ip) are trademarks of T. Rowe Price Group, Inc. All other trademarks shown are the property of their respective owners. Use does not imply endorsement, sponsorship, or affiliation of Oak Hill Advisors with any of the trademark owners.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, T. Rowe Price OHA Select Private Credit Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T. Rowe Price OHA Select Private Credit Fund

Date: February 9, 2026	By:	/s/ Thomas Hansen
Name: Thomas Hansen
Title: Chief Financial Officer